UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): April 24, 2017 (April 23, 2017)

BECTON, DICKINSON AND COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	001-4802	22-0760120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive

Franklin Lakes, New Jersey 07417-1880

(Address of principal executive offices)(Zip Code)

(201) 847-6800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On April 23, 2017, Becton, Dickinson and Company, a New Jersey corporation (“BD”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with C.R. Bard, Inc., a New Jersey corporation (“Bard”), and Lambda Corp., a New Jersey corporation and wholly-owned subsidiary of BD (“Merger Corp”). The Merger Agreement provides, among other things, that, upon the terms and subject to the conditions set forth therein, Merger Corp will merge with and into Bard, with Bard surviving as a wholly-owned subsidiary of BD (the “Merger”).

In the Merger, each outstanding share of common stock, par value $0.25 per share, of Bard (other than shares, if any, held by BD, Merger Corp and Bard) will be converted into the right to receive (subject to adjustment, as described in the next sentence) (x) $222.93 in cash, without interest (the “Cash Consideration”), and (y) 0.5077 of a share of common stock, par value $0.01 per share, of BD (“BD Stock”) (the “Stock Consideration” and, together with the Cash Consideration, the “Merger Consideration”). Under the terms of the Merger Agreement, if the number of shares of BD Stock issuable as a result of the Merger (including shares underlying equity awards granted by BD to holders of Bard equity awards in the Merger) would exceed 19.9% of the issued and outstanding shares of BD Stock immediately prior to the entry into the Merger Agreement, the Stock Consideration will be adjusted downward by the minimum amount necessary so that no more than such number of shares becomes issuable in the Merger, and the Cash Consideration will be correspondingly increased as set forth in the Merger Agreement.

Completion of the Merger is subject to customary closing conditions, including, among others, (1) the adoption of the Merger Agreement by Bard’s stockholders, (2) declaration of the effectiveness by the Securities and Exchange Commission (the “SEC”) of the Registration Statement on Form S-4 to be filed with the SEC by BD in connection with the registration of the shares of BD Stock to be issued in the Merger, (3) approval for listing on the New York Stock Exchange of the BD Stock to be issued in the Merger, (4) obtaining antitrust approvals in the United States and certain other jurisdictions, (5) subject to certain exceptions, the accuracy of the representations and warranties of the other party and (6) material compliance by the other party with its obligations under the Merger Agreement.

The Merger Agreement contains customary representations and warranties that expire at the effective time of the Merger, as well as customary covenants, including covenants relating to the conduct of business between the execution of the Merger Agreement and the effective time of the Merger.

The Merger Agreement also contains certain termination rights for both BD and Bard, and provides that, in connection with a termination of the Merger Agreement under specified circumstances, including a change in the recommendation of the Bard board of directors or a termination of the Merger Agreement by Bard to enter into a definitive agreement for a “Superior Proposal” (as defined in the Merger Agreement), Bard will be required to pay BD a cash termination fee of $750 million (less any expense reimbursement payments made by Bard).

BD and Bard have agreed that the Chairman of the Bard board of directors immediately prior to the Merger and an independent member of Bard’s board of directors (to be mutually agreed between BD and Bard) will join the BD board of directors following the Merger.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and the terms of which are incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about BD, Bard, Merger Corp or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by BD and Merger Corp, on the one hand, and by Bard, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by (i) information in confidential disclosure schedules delivered by each party in connection with the signing of the Merger Agreement and (ii) matters disclosed in Bard’s and BD’s filings with the SEC on or after January 1, 2014 and October 1, 2014, respectively, and prior to the date of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between BD and Merger Corp, on the one hand, and Bard, on the other hand. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts about BD or Bard at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in BD’s or Bard’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Merger Agreement, the Merger, BD, Bard, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the Registration Statement on Form S–4 that will include a proxy statement of Bard and a prospectus of BD, as well as in the Forms 10–K, Forms 10–Q and other filings that each of BD and Bard file or furnish with the SEC.

Financing the Merger

BD has obtained financing commitments to provide $15.7 billion aggregate principal amount in unsecured 364-day bridge loans (the “Bridge Facility”) to fund the Cash Consideration, as necessary, pursuant to a commitment letter (the “Commitment Letter”) entered into on April 23, 2017, between BD and Citigroup Global Markets Inc. (“Citi”). The funding of the Bridge Facility provided for in the Commitment Letter is contingent on the satisfaction of customary conditions, including (i) the execution and delivery of definitive documentation with respect to the Bridge Facility in accordance with the terms sets forth in the Commitment Letter and (ii) the consummation of the Merger in accordance with the Merger Agreement.

The foregoing description of the Commitment Letter and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the Commitment Letter, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2017, BD’s board of directors elected Thomas E. Polen, age 43, as President of BD. Vincent A. Forlenza, the Chairman and Chief Executive Officer of BD, previously also served as President. Mr. Polen has served as BD’s Executive Vice President and President - Medical Segment since October 1, 2014, and prior thereto, as Group President from October 2013 to October 2014 and Worldwide President – BD Diagnostic Systems from October 2010 to October 2013.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 23 2017, the By-Laws of BD were amended to delete sub-clause (f) of Article IV, Section 1 thereof in order to eliminate the prohibitions on any committee of the Board declaring or paying dividends or issuing additional shares of authorized and unissued capital stock of the Company. The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the By-Laws, as amended. A copy of BD’s By-Laws as amended as of April 23, 2017 is filed with this Current Report on Form 8-K as Exhibit 3.1 and the terms of which are incorporated herein by reference.

Item 8.01 Other Events.

On April 23, 2017, BD and Bard issued a joint press release (the “Press Release”) announcing the execution of the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On April 24, 2017, BD and Bard will conduct a live conference call and webcast to provide supplemental information regarding the Merger at 8:00 a.m. (ET) for investors and analysts. The telephone number for the call is (800) 585-8367 for participants in the U.S., and the telephone number for international participants is (404) 537-3406. The conference ID code is 13011331. The webcast of the conference call, along with related slides, will be accessible through BD’s website at www.bd.com/investors and will be available for replay through the close of business on May 1, 2017. A recorded version of the call will also be available for replay until the close of business on May 1, 2017, and may be accessed at (800) 585-8367 (domestic) or (404) 537-3406 (international). The slides (the “Investor Presentation”) that will be made available in connection with this conference call are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

On April 23, 2017, BD made an email available to its employees, a copy of which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

On April 23, 2017, BD made an announcement available to its employees, a copy of which is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

On April 23, 2017, BD made a letter available to its customers (the “Customer Letter”). A copy of the Customer Letter is attached hereto as Exhibit 99.5 and is incorporated herein by reference.

On April 23, 2017, BD made a letter available to its suppliers (the “Supplier Letter”). A copy of the Supplier Letter is attached hereto as Exhibit 99.6 and is incorporated herein by reference.

On April 23, 2017, BD made available a fact sheet regarding BD and Bard (the “Fact Sheet”). A copy of the Fact Sheet is attached hereto as Exhibit 99.7 and is incorporated herein by reference.

On April 23, 2017, BD made available a video of BD and Bard executives on BD’s proposed acquisition of Bard (the “Video”). A transcript of the Video is attached hereto as Exhibit 99.8 and is incorporated herein by reference.

On April 23, 2017, BD posted certain content to a website that is being maintained at http://BDandBard.transactionannouncement.com (the “Website”). A screenshot of the Website is attached hereto as Exhibit 99.9 and is incorporated herein by reference.

On April 23, 2017, BD posted the following items to the Website:

•	Press Release;

•	Fact Sheet; and

•	Video.

On April 23, 2017, BD made communications on Twitter, Facebook and LinkedIn regarding the Merger. Copies of these communications made by BD are attached hereto as Exhibit 99.10 to this Current Report on Form 8-K and are incorporated herein by reference.

On April 24, 2017, BD will post the Investor Presentation to the Website.

*****

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains certain estimates and other “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward looking statements generally are accompanied by words such as “will”, “expect”, “outlook” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” or other similar words, phrases or expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the estimated or anticipated future results of BD, and of the combined company following BD’s proposed acquisition of Bard, the anticipated benefits of the proposed combination, including estimated synergies, the expected timing of completion of the transaction and other statements that are not historical facts. These statements are based on the current expectations of BD and Bard management and are not predictions of actual performance.

These statements are subject to a number of risks and uncertainties regarding BD and Bard’s respective businesses and the proposed acquisition, and actual results may differ materially. These risks and uncertainties include, but are not limited to, (i) the ability of the parties to successfully complete the proposed acquisition on anticipated terms and timing, including obtaining required shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations and other conditions to the completion of the acquisition, (ii) risks relating to the integration of Bard’s operations, products and employees into BD and the possibility that the anticipated synergies and other benefits of the proposed acquisition will not be realized or will not be realized within the expected timeframe, (iii) the outcome of any legal proceedings related to the proposed acquisition, (iv) access to available financing for the refinancing of BD’s or Bard’s debt on a timely basis and reasonable terms, (v) the ability to market and sell Bard’s products in new markets, including the ability to obtain necessary regulatory product registrations and clearances, (vi) the loss of key senior management or other associates; the anticipated demand for BD’s and Bard’s products, including the risk of future reductions in government healthcare funding, changes in reimbursement rates or changes in healthcare practices that could result in lower utilization rates or pricing pressures, (vii) the impact of competition in the medical device industry, (viii) the risks of fluctuations in interest or foreign currency exchange rates, (ix) product liability claims, (x) difficulties inherent in product development, including the timing or outcome of product development efforts, the ability to obtain regulatory approvals and clearances and the timing and market success of product launches, (xi) risks relating to fluctuations in the cost and availability of raw materials and other sourced products and the ability to maintain favorable supplier arrangements and relationships, (xii) successful compliance with governmental regulations applicable to BD, Bard and the combined company, (xiii) changes in regional, national or foreign economic conditions, (xiv) uncertainties of litigation, and (xv) other factors discussed in BD’s and Bard’s respective filings with the Securities Exchange Commission.

The forward-looking statements in this document speak only as of date of this document. BD and Bard undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable laws or regulations.

IMPORTANT INFORMATION FOR INVESTORS

In connection with the proposed transaction, BD will file with the SEC a registration statement on Form S–4 that will constitute a prospectus of BD and include a proxy statement of Bard. BD and Bard also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by BD and Bard with the SEC at the SEC’s website at www.sec.gov. In addition, you will be able to obtain free copies of these documents by phone, e–mail or written request by contacting the investor relations department of BD or Bard at the following:

Becton, Dickinson and Company	C.R. Bard, Inc.
1 Becton Drive	730 Central Avenue
Franklin Lakes, New Jersey 07417	Murray Hill, 1 New Jersey 07974
Attn: Investor Relations	Attn: Investor Relations
1-(800)-284-6845	1-(800)-367-2273

PARTICIPANTS IN THE SOLICITATION

BD and Bard and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about BD’s directors and executive officers is available in BD’s proxy statement dated December 15, 2016, for its 2017 Annual Meeting of Shareholders. Information about Bard’s directors and executive officers is available in Bard’s proxy statement dated March 15, 2017, for its 2017 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the acquisition when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from BD or Bard as indicated above.

NO OFFER OR SOLICITATION

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated as of April 23, 2017, among C.R. Bard, Inc., Becton, Dickinson and Company and Lambda Corp.

3.1	Amended and Restated Bylaws

10.1	Commitment Letter

99.1	Joint Press Release, dated April 23, 2017

99.2	Investor Presentation, dated April 24, 2017

99.3	Email to Employees, dated April 23, 2017

99.4	Announcement to Employees, dated April 23, 2017

99.5	Letter to Customers, dated April 23, 2017

99.6	Letter to Suppliers, dated April 23, 2017

99.7	Fact Sheet, dated April 23, 2017

99.8	Transcript of the Video, dated April 23, 2017

99.9	Screenshot of the Website, dated April 23, 2017

99.10	Communications on Twitter, Facebook and LinkedIn by BD, dated April 23, 2017

*	Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Merger Agreement have been omitted from this Report and will be furnished supplementally to the SEC upon request.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY (Registrant)

By:	/s/ Gary DeFazio
Name:	Gary DeFazio
Title:	Senior Vice President and Corporate Secretary

Date: April 24, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated as of April 23, 2017, among C.R. Bard, Inc., Becton, Dickinson and Company and Lambda Corp.

3.1	Amended and Restated Bylaws

10.1	Commitment Letter

99.1	Joint Press Release, dated April 23, 2017

99.2	Investor Presentation, dated April 24, 2017

99.3	Email to Employees, dated April 23, 2017

99.4	Announcement to Employees, dated April 23, 2017

99.5	Letter to Customers, dated April 23, 2017

99.6	Letter to Suppliers, dated April 23, 2017

99.7	Fact Sheet, dated April 23, 2017

99.8	Transcript of the Video, dated April 23, 2017

99.9	Screenshot of the Website, dated April 23, 2017

99.10	Communications on Twitter, Facebook and LinkedIn by BD, dated April 23, 2017

*	Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Merger Agreement have been omitted from this Report and will be furnished supplementally to the SEC upon request.